SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this "Second Amendment") is made as of the 28 day of March 2009, by and between **SM BRELL II, L.P.**, a California limited partnership (hereinafter referred to as "Landlord") and **LUCEO, INC.**, an Illinois corporation (hereinafter referred to as "Tenant").

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease dated March ___, 2006 as amended by that certain First Amendment to Lease dated April 9, 2008 (collectively, "Lease") for space consisting of 987 rentable square feet and known as Suite 268 (the "Premises") at 40 Shuman Drive, Naperville, Illinois (the "Building"); and

WHEREAS, the Term of the Lease is scheduled to expire on April 30, 2009 and Tenant has no further rights to extend the Term; and

WHEREAS, Landlord and Tenant desire to extend the Term of the Lease for one (1) period of one (1) year subject to the terms, covenants and conditions of this Second Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease in the following respects only:

I. LEASE IN FULL FORCE AND EFFECT; DEFINITIONS

Except as herein modified or amended, the provisions, conditions, and terms of the Lease shall remain unchanged and in full force and effect and are hereby ratified and confirmed by the parties hereto. Capitalized terms used in this Second Amendment shall have the same definitions as set forth in the Lease to the extent such capitalized terms are defined therein and are not redefined in this Second Amendment.

II. EXTENSION OF TERM

The Term of the Lease is hereby extended for a period of one (1) year (the "Second Extension Term") commencing on May 1, 2009 (the "Second Extension Term Commencement Date") and ending on April 30, 2010 (the "Termination Date").

III RENT

Commencing as of the Second Extension Term Commencement Date, Tenant shall pay Base Rent for the Premises in the same manner as required by the Lease in the following amounts:

Period	Annual Base Rent	Monthly Base Rent
05/01/09 – 04/30/10	$13,077.75 ($13.25 psf)	$1,089.81

Tenant shall continue to pay Base Rent adjustments for Taxes, Expenses and other amounts in accordance with the terms and conditions set forth in the Lease.

IV. CONDITION OF PREMISES

TENANT HEREBY ACKNOWLEDGES AND AGREES THAT TENANT IS CURRENTLY IN POSSESSION OF THE PREMISES. TENANT ACCEPTS THE PREMISES IN ITS PRESENT "AS-IS" CONDITION, WITHOUT REPRESENTATIONS OR WARRANTIES, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS OR HABITABILITY AND WITHOUT OBLIGATION TO ALTER, REMODEL, IMPROVE, REPAIR, DECORATE OR CLEAN ANY PART OF THE PREMISES OR ANY OTHER PORTION OF THE BUILDING.

V. BROKERS

Tenant represents that Tenant has dealt directly with and only with CB Richard Ellis, Inc. in connection with this Second Amendment, and that insofar as Tenant knows, no other brokers negotiated this Second Amendment or are entitled to any commission in connection therewith. Tenant agrees to indemnify and hold Landlord, any mortgagee holding an interest in the Building, and their respective agents and employees harmless from any and all claims of any other broker in connection with this Second Amendment.

VI. MISCELLANEOUS

Landlord and Tenant hereby agree that (a) this Second Amendment is incorporated into and made a part of the Lease; (b) any and all references to the Lease hereafter shall include this Second Amendment; and (c) except as specifically amended hereby, the Lease, and all terms, conditions, and provisions thereof, shall remain in full force and effect.

VII. NO PERSONAL LIABILITY

This Second Amendment is executed by the undersigned Landlord and/or its authorized agent, CB Richard Ellis, Inc., not personally, but solely as Landlord or its authorized agent, and it is expressly understood and agreed by the parties hereto, anything contained herein to the contrary notwithstanding, that each and all of the covenants, undertakings, representations and agreements herein made are made and intended, not as personal covenants, undertakings, representations and agreements of the Landlord, individually, but are made and intended only to bind Landlord's interest in the Premises and the Building, and no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against said Landlord or any partner, officer, director, shareholder or agent thereof, or under any covenant, undertaking, representation, warranty or agreement herein contained, either expressed or implied; all such personal liability, if any, being and is expressly waived and released by the

parties hereto or holder hereof, and by all persons claiming by or through or under said parties or holder hereof. Landlord and Tenant hereby represent, each to the other, they have the power and authority to enter into this Second Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed or caused to be executed by proper parties thereunto duly authorized so to do this Second Amendment as of the day and year first above written.

LANDLORD:

SM BRELL II, L.P., a California limited partnership

By: Koll Bren Schreiber Realty Advisors, Inc., a Delaware corporation, its agent

By: ______________________________
Mark Brecheen, Senior Vice President

TENANT:

LUCEO, INC., an Illinois corporation

By: N. Sampathum

Name: SIVA NATARAJAN

Its: President